                                                                Exhibit (99.1)
                                                                      Page 1
Summit Bancorp and Subsidiaries
Consolidated Balance Sheets
Unaudited
(In thousands)




                                                 September 30, December 31, September 30,
                                                     1998         1997          1997
                                                 ------------- ------------ ------------
Assets
Cash and due from banks                         $  1,088,352  $ 1,173,118  $  1,117,347
Federal funds sold and securities purchased
  under agreements to resell                           1,000        4,460        14,359
Interest-bearing deposits with banks                  19,763       14,072         4,309
Securities:
   Trading account securities                         15,962       35,216        29,808
   Securities available for sale                   4,432,791    5,074,896     4,596,923
   Securities held to maturity                     5,358,215    4,157,543     4,078,729
                                                 ------------- ------------ ------------
  Total securities                                 9,806,968    9,267,655     8,705,460
                                                 ------------- ------------ ------------
Loans (net of unearned discount):
   Commercial                                      6,979,170    6,253,740     5,846,194
   Commercial mortgage                             2,868,823    2,703,793     2,808,423
   Residential mortgage                            5,417,412    5,671,200     5,803,498

   Consumer                                        5,035,258    4,259,633     4,172,548
                                                 ------------- ------------ ------------
        Total loans                               20,300,663   18,888,366    18,630,663
   Less: Allowance for loan losses                   314,271      296,494       294,114
                                                 ------------- ------------ ------------
        Net loans                                 19,986,392   18,591,872    18,336,549
Premises and equipment                               259,033      244,913       239,209
Goodwill and other intangibles                       187,367      188,620       174,336
Accrued interest receivable                          195,107      175,170       170,857
Due from customers on acceptances                     17,419       15,814        15,814
Other assets                                         290,813      288,478       312,866
                                                 ------------- ------------ ------------
Total Assets                                    $ 31,852,214  $29,964,172  $ 29,091,106
                                                 ============= ============ ============

Liabilities and Shareholders' Equity
Deposits:
    Non-interest bearing demand deposits        $  4,694,605  $ 4,530,690  $  4,256,398
    Interest-bearing deposits:
        Savings and time deposits                 16,249,801   16,914,485    16,780,101
        Commercial certificates of
           deposit $100,000 and over               1,202,447      884,261       901,529
                                                 ------------- ------------ ------------
            Total deposits                        22,146,853   22,329,436    21,938,028
Other borrowed funds                               4,269,565    3,397,953     3,256,136
Accrued expenses and other liabilities               288,329      290,197       294,432
Accrued interest payable                             100,248       71,602        67,640
Bank acceptances outstanding                          17,419       15,814        15,814
Long-term debt                                     2,401,826    1,246,750     1,001,617
                                                 ------------- ------------ ------------
  Total liabilities                               29,224,240   27,351,752    26,573,667
                                                 ------------- ------------ ------------
Shareholders' equity:
   Common stock par value $ .80:  authorized 390,000 shares;
       -issued: 177,648, 176,590 and 175,735
       -outstanding: 172,968, 176,590 and 175,735    142,118      141,272       140,588
    Surplus                                        1,004,332      987,281       968,881
    Retained earnings                              1,663,363    1,467,193     1,402,581
    Employee stock ownership plan obligation          (3,394)      (4,201)       (4,470)
    Accumulated other comprehensive
      income, net of tax                              37,012       20,875         9,859
    Treasury stock; 4,680 shares                    (215,457)            -             -
                                                 ------------- ------------ ------------
  Total shareholders' equity                       2,627,974    2,612,420     2,517,439
                                                 ------------- ------------ ------------
Total Liabilities and Shareholders' Equity      $ 31,852,214  $29,964,172  $ 29,091,106
                                                 ============= ============ ============

See accompanying Notes to Consolidated Financial Statements.







                                                              Exhibiit (99.1)


                  Summit Bancorp and Subsidiaries
                 Consolidated Statements of Income
                              Unaudited
                 (In thousands, except per share data)



                                                            Three Months Ended     Nine Months Ended
                                                                September 30,        September 30,
                                                            ------------------    -----------------------
                                                              1998      1997         1998         1997
                                                            --------  --------    -----------  ----------
Interest Income
Loans                                                      $401,176  $380,000    $ 1,173,490  $ 1,121,321
Securities:
   Trading account securities                                   260       772          1,145        1,876
   Securities available for sale                             67,764    60,313        229,110      164,594
   Securities held to maturity                               82,405    75,305        214,128      243,756
                                                            --------  --------    -----------  ----------
     Total securities                                       150,429   136,390        444,383      410,226
                                                            --------  --------    -----------  ----------
Federal funds sold and securities purchased
   under agreements to resell                                    82       982            725        3,579
Deposits with banks                                             358       129          1,164          520
                                                            --------  --------    -----------  ----------
     Total interest income                                  552,045   517,501      1,619,762    1,535,646
                                                            --------  --------    -----------  ----------
Interest Expense
  Savings and time deposits                                 154,363   158,122        464,937      473,169
  Commercial certificates of deposit $100,000 and over       14,359    12,271         38,918       35,445
  Borrowed funds, including long-term debt                   91,343    59,326        239,876      172,420
                                                            --------  --------    -----------  ----------
      Total interest expense                                260,065   229,719        743,731      681,034
                                                            --------  --------    -----------  ----------
      Net interest income                                   291,980   287,782        876,031      854,612
  Provision for loan losses                                  18,000    14,500         51,000       45,100
                                                            --------  --------    -----------  ----------
      Net interest income after provision for loan losses   273,980   273,282        825,031      809,512
                                                            --------  --------    -----------  ----------
Non-Interest Income
  Service charges on deposit accounts                        31,236    28,926         93,173       85,506
  Service and loan fee income                                15,619    12,490         43,732       36,753
  Trust and investment services income                       14,062    12,644         42,492       35,342
  Securities gains (losses)                                     (58)    1,265          4,440        3,471
  Other                                                      29,590    18,847         76,275       54,028
                                                            --------  --------    -----------  ----------
      Total non-interest income                              90,449    74,172        260,112      215,100
                                                            --------  --------    -----------  ----------
Non-Interest Expenses
  Salaries                                                   77,384    73,254        228,299      216,109
  Pension and other employee benefits                        27,872    22,233         81,692       69,887
  Furniture and equipment                                    21,021    19,415         62,204       57,569
  Occupancy, net                                             18,481    18,027         54,586       54,313
  Communications                                              8,875     8,416         27,451       25,747
  Merger-related charges                                           -   56,500               -      83,000
  Other                                                      40,533    39,441        123,506      118,936
                                                            --------  --------    -----------  ----------
     Total non-interest expenses                            194,166   237,286        577,738      625,561
                                                            --------  --------    -----------  ----------
     Income before income taxes                             170,263   110,168        507,405      399,051
  Federal and state income taxes                             52,402    38,956        158,650      140,299
                                                            --------  --------    -----------  ----------
Net Income                                                 $117,861  $ 71,212    $   348,755  $   258,752
                                                            =======   ========    ===========  ==========

Net Income per Common Share:
     Basic                                                 $   0.68  $   0.41    $      1.99  $      1.48
                                                            =======   ========    ===========  ==========
     Diluted                                                   0.67      0.40           1.96         1.46
                                                            =======   ========    ===========  ==========

Average Common Shares Outstanding:
     Basic                                                  173,379   175,396        175,466      174,896
                                                            =======   ========    ===========  ==========
     Diluted                                                175,080   177,864        177,505      177,235
                                                            =======   ========    ===========  ==========

See accompanying Notes to Consolidated Financial Statements.

                                                      										Exhibit (99.1)
                                                         										Page 3


                    Summit Bancorp and Subsidiaries
       Notes to Consolidated Balance Sheets and Statements of Income
                             (Unaudited)



1.) Acquisitions and Restructuring Charges

 On March 1, 1997, the Company completed the acquisition of B.M.J. Financial Corp. ("BMJ"). This acquisition was accounted for as a pooling of interests, and was recorded as an adjustment to shareholders' equity as of January 1, 1997, without restating the consolidated financial statements for 1996 and prior years.
 Merger-related charges of $26.5 million ($16.7 million, after tax) were recorded at the time of the acquisition.


 On August 1, 1997, the Company completed the acquisition of Collective Bancorp, Inc. ("Collective"). This acquisition was accounted for as a pooling of interests and all financial information, prior to the acquisition date, has been restated to reflect the combined financial information. Merger-related charges of $56.5 million ($37.1 million, after tax) were recorded at the time of the acquisition.

 On December 12, 1997, the Company acquired Corporate
 Dynamics, an employee benefits consulting firm, and Philadelphia Benefits Corp., a group health insurance agency, with the issuance of 495,000 shares of common stock. These acquisitions were accounted for as purchases.

 On June 18, 1998, the Company entered into a definitive agreement to acquire NSS Bancorp. Inc., a bank holding company headquartered in Norwalk, Connecticut. Under the terms of the agreement, each share of NSS Bancorp, Inc.
 common stock will be exchanged for 1.232 shares of the Company's common stock. The transaction, which will be accounted for as a purchase, is expected to be completed in November 1998. Approximately 2.8 million shares of the Company's treasury stock will be reissued to effect the acquisition.

 On August 25, 1998, the Company announced that it had entered into a definitive merger agreement to acquire
 New Canaan Bank and Trust Company. New Canaan is a commercial bank headquartered in New Canaan, Connecticut. The acquisition which will be accounted for as a purchase is expected to be completed in the first quarter of 1999, subject to normal regulatory and New
 Canaan Bank and Trust Company shareholder approvals. In connection with the acquisition, the Company has purchased its own common stock of which approximately
 1.1 million shares will be reissued to effect the acquisition.


 On August 31, 1998, the Company acquired W.M. Ross and
 Company, Inc., one of the largest privately held property and casualty insurance brokerage firms in New
 Jersey. The acquisition was accounted for as a purchase, with the issuance of 279,570 shares of the Company's treasury stock.

                                                            Exhibit (99.1)
                                                            Page 4


2.) Net Income per Common Share

 Basic net income per common share is calculated by dividing net income by the weighted average common shares outstanding during the period. Diluted net income per common share is computed similarly to that of basic net income per common share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, principally stock options, were issued during the reporting period.

----------------------------------------------------------------------------
(In thousands, except per share data)
----------------------------------------------------------------------------
                    Three months ended Sept. 30,   Nine months ended Sept. 30,
-----------------------------------------------------------------------------
                       	1998            	1997          	1998            	1997
-----------------------------------------------------------------------------

Net Income           	$117,861      	$71,212       	$348,755         	$258,752
=============================================================================
Basic weighted-
  average common
  shares outstanding  	173,379      	175,396        	175,466          	174,896
Plus: Common
     stock equivalents	  1,701	        2,468          	2,039            	2,339
------------------------------------------------------------------------------
Diluted weighted-
  average common
  shares outstanding	  175,080      	177,864        	177,505          	177,235
==============================================================================
Net income per
  common share:
     Basic              	$0.68        	$0.41          	$1.99            	$1.48
     Diluted             	0.67         	0.40           	1.96             	1.46
------------------------------------------------------------------------------
